OAKWOOD MORTGAGE INVESTORS, INC. 1999-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                     April-00

                                              Scheduled Principal Balance of Contracts
------------------------------------------------------------------------------------------------------------------------------------

Beginning                                                                                        Ending                Scheduled
Principal             Scheduled         Prepaid            Liquidated          Contracts         Principal             Gross
Balance               Principal         Principal          Principal           Repurchased       Balance               Interest
------------------------------------------------------------------------------------------------------------------------------------
277,669,179.45      (309,722.82)       (716,410.12)        (700,505.00)           0.00         275,942,541.51         2,205,523.31
====================================================================================================================================




                                               Certificate Account
------------------------------------------------------------------------------------------------------------------------------------

         Beginning                         Deposits                                           Investment              Ending
          Balance               Principal           Interest           Distributions           Interest               Balance
------------------------------------------------------------------------------------------------------------------------------------

       1,331,018.98           1,691,800.45        1,986,488.77        (4,137,464.36)           4,073.01             875,916.85
====================================================================================================================================



                       Scheduled                                   Amount
Servicing              Pass Thru             Liquidation           Available for
Fee                    Interest              Proceeds              Distribution
---------------------------------------------------------------------------------------------------

231,390.98           1,974,132.33            463,393.51            3,695,049.76
===================================================================================================


                                       P&I Advances at Distribution Date
              -------------------------------------------------------------------------------------

                    Beginning              Recovered              Current             Ending
                     Balance               Advances              Advances             Balance
              -------------------------------------------------------------------------------------

                  1,523,556.92         (1,335,635.07)          1,719,370.68       1,907,292.53
              =====================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                           April-00

Class B Crossover Test                                                                                        Test Met?
-----------------------------------------------------------------------------------------                     ---------------
(a) Remittance date on or after March 2004                                                                          N


(b) Average 60 day Delinquency rate <=               5.5%                                                           Y


(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                MAR 2004 - AUG 2005                  7%                                                             N
                SEP 2005 - AUG 2006                  8%                                                             N
                SEP 2006 - FEB 2008                  9.5%                                                           N
                10.5 THEREAFTER                      10.5%                                                          N


(e) Current realized loss ratio <=                   3.00%                                                          Y

(f) Does subordinated cert. percentage equal or
     exceed                                          46.375%
     of stated scheduled pool balance

                Beginning M balances                                                            36,270,000.00
                Beginning B balances                                                            33,248,000.00
                Overcollateralization                                                           13,601,000.00
                                                                                         ---------------------
                                                                                                83,119,000.00
                Divided by beginning pool
                balance                                                                        277,669,179.45
                                                                                         ---------------------
                                                                                                      29.935%       N
                                                                                         =====================
  Average 60 day delinquency ratio:


                              Over 60s            Pool Balance             %
                        ------------------------------------------------------------

  Current Mo                    9,533,724.16          275,942,541.51     3.45%
  1st Preceding Mo              8,563,865.64          277,669,179.45     3.08%
  2nd Preceding Mo              7,382,433.62          279,580,003.58     2.64%
                                                          Divided by       3
                                                                     ---------------
                                                                         3.06%
                                                                     ===============






  Cumulative loss ratio:

                           Cumulative losses              529,672.29
                                             ------------------------
  Divided by Initial Certificate Principal            302,250,407.75     0.175%
                                                                     ===============




  Current realized loss ratio:

                        Liquidation                   Pool
                               Losses                Balance
                        ---------------------------------------------




  Current Mo                      237,111.49          277,669,179.45
  1st Preceding Mo                167,674.09          279,580,003.58
  2nd Preceding Mo                 86,979.59          281,386,592.12
                        ---------------------------------------------
                                  491,765.17          279,545,258.38     0.704%
                                                                     ===============

OAKWOOD MORTGAGE INVESTORS, INC. 1999-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                          April-00

                                                           Delinquency Analysis
                                              31 to 59 days                      60 to 89 days             90 days and Over
          No. of    Principal                        Principal                         Principal                  Principal
          Loans     Balance                  #       Balance            #              Balance           #        Balance
          ---------------------------------------------------------------------------------------------------------------------
Non Repos 5,822     271,703,975.58          117       4,040,401.65      43             1,760,814.72      73       3,571,563.61

    Repos   109       4,238,565.93            1          37,220.10      10               440,141.27      98       3,761,204.56
          ---------------------------------------------------------------------------------------------------------------------

    Total 5,931     275,942,541.51          118       4,077,621.75      53             2,200,955.99     171       7,332,768.17
          =====================================================================================================================
                                                                                               0.00

                                                                      Repossession Analysis
                                   Active Repos                    Reversal        Current Month
Total Delinq.                      Outstanding                   (Redemption)         Repos                   Cumulative Repos
           Principal                     Principal                Principal             Principal                   Principal
#          Balance              #        Balance            #      Balance       #      Balance             #       Balance
--------------------------------------------------------------------------------------------------------------------------------
 233        9,372,779.98      109       4,238,565.93        0        0.00        40     1,552,625.76       163      5,970,500.49

 109        4,238,565.93
-------------------------

 342       13,611,345.91
=========================

5.8%               4.93%
=========================

OAKWOOD MORTGAGE INVESTORS, INC. 1999-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                      April-00

REPOSSESSION LIQUIDATION REPORT

                                   Liquidated                                                                               Net
Account       Customer             Principal          Sales           Insur.           Total          Repossession      Liquidation
Number          Name                Balance          Proceeds         Refunds         Proceeds          Expenses          Proceeds
------------------------------------------------------------------------------------------------------------------------------------
 1957133 DANNY M CULBRETH           35,838.25        34,900.00      1,611.90          36,511.90         6,847.00          29,664.90
 1959253 ROWDY K KOSTER             25,274.05        27,500.00          0.00          27,500.00         6,625.00          20,875.00
 1967736 RUSSELL A JEANIS           31,694.63        25,900.00        920.17          26,820.17         6,577.00          20,243.17
 1968122 MARK A DOWHAN              29,388.07        28,530.00      1,801.40          30,331.40         6,655.90          23,675.50
 1970326 DONALD M GIBERSON           6,871.39         1,300.00        122.89           1,422.89         1,100.00             322.89
 1971456 WILLIAM P LONG             37,105.37        25,000.00      1,040.66          26,040.66         1,100.00          24,940.66
 1971589 TERRY SHARP                21,675.00        21,235.00        368.38          21,603.38         1,100.00          20,503.38
 1976190 STEVEN E HARVEY            47,027.54        43,000.00      1,367.09          44,367.09         7,090.00          37,277.09
 1976463 FRANKIE R ROSSETTI         29,335.60        27,500.00      2,037.74          29,537.74         6,625.00          22,912.74
 1978816 CYNTHIA SELF               36,325.57        36,900.00        641.35          37,541.35         6,907.00          30,634.35
 1981174 SHERRIE M PERRY            35,584.56        39,750.00        253.37          40,003.37        10,077.50          29,925.87
 1984038 BRIDGET MULLINS            29,718.56        32,900.00        575.82          33,475.82         6,787.00          26,688.82
 1985803 RONETTE M FRANCIS          42,054.23        36,900.00      1,386.37          38,286.37         6,907.00          31,379.37
 1991686 PATRICIA BEDONI            72,861.23        58,900.00      4,782.20          63,682.20        10,652.00          53,030.20
 2006922 KHOEUN L SOK               26,812.26        25,900.00        883.86          26,783.86         6,577.00          20,206.86
 2014496 DARRON E GILLEY            11,345.46         3,000.00        558.02           3,558.02         2,450.00           1,108.02
 2019578 KEITH W BRUNELLE           29,112.26        32,500.00      2,722.86          35,222.86         6,775.00          28,447.86
 2022192 GEORGE S SMYRE             19,638.35        23,500.00      1,269.62          24,769.62         6,505.00          18,264.62
 2024974 LANCE HATFIELD             27,045.95        24,000.00          0.00          24,000.00         6,520.00          17,480.00
 2033454 PATRICIA B WILLIS          30,941.69        31,400.00      1,411.32          32,811.32         6,742.00          26,069.32
 1982313 ALLEN CAPERTON             36,187.26        13,000.00      1,849.65          14,849.65         1,100.00          13,749.65
 2003242 PHILLIP L REYNOLDS JR      38,667.72        34,000.00      1,689.73          35,689.73         6,820.00          28,869.73
                                                                                           0.00                                0.00
                                                                                           0.00                                0.00
                                                                                           0.00                                0.00
                                                                                           0.00                                0.00
                                                                                           0.00                                0.00
                                                                                           0.00                                0.00
                                  --------------------------------------------------------------------------------------------------
                                   700,505.00       627,515.00     27,294.40         654,809.40       128,539.40         526,270.00
                                  ==================================================================================================

                                            Net              Current
Unrecov.                                 Pass Thru          Period Net        Cumulative
Advances             FHA Ins             Proceeds          Gain/(Loss)    Gain/(Loss)
-----------------------------------------------------------------------------------------
 3,720.86             0.00               25,944.04          (9,894.21)
 2,454.81             0.00               18,420.19          (6,853.86)
 3,299.06             0.00               16,944.11         (14,750.52)
 2,470.36             0.00               21,205.14          (8,182.93)
 1,503.83             0.00               (1,180.94)         (8,052.33)
 3,361.58             0.00               21,579.08         (15,526.29)
 2,155.08             0.00               18,348.30          (3,326.70)
 3,833.62             0.00               33,443.47         (13,584.07)
 2,485.09             0.00               20,427.65          (8,907.95)
 3,772.39             0.00               26,861.96          (9,463.61)
 2,590.45             0.00               27,335.42          (8,249.14)
 3,777.86             0.00               22,910.96          (6,807.60)
 1,709.14             0.00               29,670.23         (12,384.00)
 5,863.91             0.00               47,166.29         (25,694.94)
 2,931.39             0.00               17,275.47          (9,536.79)
 2,091.70             0.00                 (983.68)        (12,329.14)
 2,928.73             0.00               25,519.13          (3,593.13)
 2,142.79             0.00               16,121.83          (3,516.52)
 2,626.50             0.00               14,853.50         (12,192.45)
 2,612.68             0.00               23,456.64          (7,485.05)
 2,948.46             0.00               10,801.19         (25,386.07)
 1,596.20             0.00               27,273.53         (11,394.19)
                                              0.00               0.00
                                              0.00               0.00
                                              0.00               0.00
                                              0.00               0.00
                                              0.00               0.00
                                              0.00               0.00
----------------------------------------------------------------------
62,876.49             0.00              463,393.51        (237,111.49)      (529,672.29)
=========================================================================================
                                                                                0.00
                                                                            =============

OAKWOOD MORTGAGE INVESTORS, INC. 1999-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:                                       April-00

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL
                                                                            Beginning             Beginning
SENIOR                                           Original Certificate      Certificate       Principal Shortfall   Current Principal
CERTIFICATES                                           Balance               Balance              Carry-Over               Due
A-1                                                 226,687,000.00       200,536,293.11              0.00            1,726,637.94









                                                ------------------------------------------------------------------------------------
Total Certificate Principal Bal.                    226,687,000.00       200,536,293.11                   0.00         1,726,637.94
                                                ====================================================================================


                                                                            Beginning             Beginning
SUBORDINATE                                      Original Certificate      Certificate       Principal Shortfall   Current Principal
CERTIFICATES                                           Balance               Balance              Carry-Over               Due

M-1                                                  22,669,000.00        22,669,000.00              0.00                 0.00
M-1 Outstanding Writedown                                                          0.00

M-2                                                  13,601,000.00        13,601,000.00              0.00                 0.00
M-2 Outstanding Writedown                                                          0.00

B-1                                                  16,624,000.00        16,624,000.00              0.00                 0.00
B-1 Outstanding Writedown                                                          0.00

B-2                                                  16,624,000.00        16,624,000.00              0.00                 0.00
B-2 Outstanding Writedown                                                          0.00

Excess Asset Principal Balance                        6,045,407.75         7,614,886.34
                                                ------------------------------------------------------------------------------------

Total Excluding Writedown Balances                   75,563,407.75        77,132,886.34              0.00                 0.00
                                                ====================================================================================

All Certificates Excluding Writedown Balances       302,250,407.75       277,669,179.45              0.00         1,726,637.94
                                                ====================================================================================

PRINCIPAL                                                                                         Accelerated
                                                                         Ending Principal          Principal              Ending
SENIOR                                                    Current          Shortfall Carry-       Distribution          Certificate
CERTIFICATES                                           Principal Paid            Over                Amount               Balance

A-1                                                   1,726,637.94               0.00                 0.00        198,809,655.17









                                                ------------------------------------------------------------------------------------
Total Certificate Principal Bal.                      1,726,637.94               0.00                 0.00        198,809,655.17
                                                ====================================================================================

                                                                                                                        Accelerated
                                                                         Ending Principal           Current              Principal
SUBORDINATE                                               Current          Shortfall Carry-        Writedown/          Distribution
CERTIFICATES                                           Principal Paid            Over              (Writeup)              Amount

M-1                                                        0.00                  0.00                 0.00
M-1 Outstanding Writedown                                                                             0.00

M-2                                                        0.00                  0.00                 0.00
M-2 Outstanding Writedown                                                                             0.00

B-1                                                        0.00                  0.00                 0.00
B-1 Outstanding Writedown                                                                             0.00

B-2                                                        0.00                  0.00                 0.00
B-2 Outstanding Writedown                                                                             0.00

Excess Asset Principal Balance                                                                                              0.00
                                                ------------------------------------------------------------------------------------

Total Excluding Writedown Balances                         0.00                  0.00                 0.00                  0.00
                                                ====================================================================================

All Certificates Excluding Writedown Balances      1,726,637.94                  0.00                 0.00                  0.00
                                                ====================================================================================

PRINCIPAL
                                                                        Principal Paid
SENIOR                                                                     Per $1,000
CERTIFICATES                                           Pool Factor        Denomination

A-1                                                    87.70227%           7.61684










Total Certificate Principal Bal.



                                                         Ending                           Principal Paid
SUBORDINATE                                            Certificate                           Per $1,000
CERTIFICATES                                             Balance           Pool Factor      Denomination

M-1                                               22,669,000.00            100.00000%         0.00000
M-1 Outstanding Writedown                                  0.00

M-2                                               13,601,000.00            100.00000%         0.00000
M-2 Outstanding Writedown                                  0.00

B-1                                               16,624,000.00            100.00000%         0.00000
B-1 Outstanding Writedown                                  0.00

B-2                                               16,624,000.00            100.00000%         0.00000
B-2 Outstanding Writedown                                  0.00

Excess Asset Principal Balance                     7,614,886.34
                                                ----------------

Total Excluding Writedown Balances                77,132,886.34
                                                ================

All Certificates Excluding Writedown Balances    275,942,541.51
                                                ================


OAKWOOD MORTGAGE INVESTORS, INC. 1999-D
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORT      MONTH:        April-00

CERTIFICATE INTEREST ANALYSIS

                                                                               Current
                      Pass       Beginning Carry-                             Carry-Over                                 Ending
      Senior         Through       Over Priority      Current Priority    Priority Interest                            Carry-Over
   Certificates       Rate       Interest Balance     Interest Accrual         Accrual               Paid               Balance
A-1                  7.8400%                0.00          1,310,170.45           0.00          1,310,170.45                 0.00









                                ----------------------------------------------------------------------------------------------------
Total                                       0.00          1,310,170.45           0.00          1,310,170.45                 0.00
                                ====================================================================================================

                                                                               Current                                   Ending
                      Pass       Beginning Carry-                             Carry-Over           Priority            Carry-Over
   Subordinate       Through       Over Priority      Current Priority    Priority Interest        Interest        Priority Interest
   Certificates       Rate       Interest Balance     Interest Accured         Accured               Paid               Balance

M-1                  8.0000%                0.00            151,126.67           0.00            151,126.67                 0.00


M-2                  9.1900%                0.00             96,793.78           0.00             96,793.78                 0.00


B-1                  7.0000%                0.00             96,973.33           0.00             96,973.33                 0.00


B-2                  6.0000%                0.00             83,120.00           0.00             83,120.00                 0.00


X                                   1,862,039.39            228,580.89           0.00                  0.00         2,090,620.28

R                                           0.00                  0.00           0.00                  0.00                 0.00

Service Fee          1.0000%                0.00            231,390.98           0.00            222,860.38             8,530.60
                   --------------------------------------------------------------------------------------------------------------

Total                               1,862,039.39            887,985.65           0.00            650,874.16         2,099,150.88
                   ==============================================================================================================

All Certificates                    1,862,039.39          2,198,156.10           0.00          1,961,044.61         2,099,150.88
                   ==============================================================================================================



                     Interest
                     Paid Per
                      $1,000         Total Class
                      Denom.        Distribution

A-1                  5.77965        3,036,808.39









                                  ---------------
Total                               3,036,808.39
                                  ===============




                       Beg.             Current         Current                              Ending            Beg.
                    Carry-Over         Shortfall       Carry-Over          Shortfall       Carry-Over       Carry-Over
                    Shortfall          Interest        Shortfall           Interest        Shortfall         Writedown
                   Int. Balance         Accrued       Int. Accrued           Paid         Int. Balance     Int. Balance

M-1                                                                                                            0.00


M-2                     0.00            7,367.21          0.00              7,367.21           0.00            0.00


B-1                                                                                                            0.00


B-2                                                                                                            0.00


X

R

Service Fee
                   ----------------------------------------------------------------------------------------------------------

Total                   0.00            7,367.21          0.00              7,367.21           0.00            0.00
                   ==========================================================================================================

All Certificates        0.00            7,367.21          0.00              7,367.21           0.00            0.00
                   ==========================================================================================================


                     Current          Current                              Ending        Interest
                    Writedown        Carry-Over                          Carry-Over      Paid Per           Total
                    Interest         Writedown          Writedown        Writedown        $1,000            Class
                     Accrued        Int. Accrued      Interest Paid     Int.Balance       Denom.        Distribution

M-1                    0.00             0.00             0.00               0.00          6.66667        151,126.67


M-2                    0.00             0.00             0.00               0.00          7.11667        104,160.99


B-1                    0.00             0.00             0.00               0.00          5.83333         96,973.33


B-2                    0.00             0.00             0.00               0.00          5.00000         83,120.00


X                                                                                                              0.00

R                                                                                                              0.00

Service Fee                                                                                              222,860.38
                   --------------------------------------------------------------                  -----------------

Total                  0.00             0.00             0.00               0.00                         658,241.37
                   ==============================================================                  =================

All Certificates       0.00             0.00             0.00               0.00                       3,695,049.76
                   ==============================================================                  =================

                                                 Cumulative X Interest Shortfall                       2,090,620.28
                                                 Cumulative Accelerated Prin. Disb.                   (1,569,478.59)
                                                 Cumulative Unpaid Service Fee                             8,530.60
                                                                                                   -----------------

                                                                                                   -----------------
                                                                                                         529,672.29
                                                                                                   =================